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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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
      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                   THE MONTANA POWER COMPANY
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                 (Name of Registrant as Specified In Its Charter)

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           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)
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Payment of Filing Fee (Check the appropriate box):

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/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
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           (3)  Per unit price or other underlying value of transaction
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                it was determined):
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/X/        Fee paid previously with preliminary materials.

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[LOGO]
          CORPORATE AND SHAREHOLDER SERVICES

August 31, 2001
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                         URGENT -- TIME IS RUNNING OUT!
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Dear Fellow Shareholder:

    By now, all of you should have received proxy material in connection with the Special Meeting of Shareholders of The Montana Power Company to be held on Friday, September 14, 2001. According to our latest records, however, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

    The vote requirement to approve the restructuring of The Montana Power Company through a merger among The Montana Power Company, Touch America Holdings, Inc. and The Montana Power, L.L.C. requires 2/3 of all outstanding shares to vote in Favor of this proposal. So too does the proposal to approve the sale of substantially all of The Montana Power Company's assets, its utility business, to NorthWestern Corporation. This means that we need a significant voting return from YOU, our individual investors. So, no matter how large or how small the number of shares you own, please vote IN FAVOR of all proposals as soon as possible.

    Over the past three weeks, much has been written about The Montana Power Company's decision to change from a diversified energy and utility company to a stand alone telecommunications company. One point that has perhaps not been emphasized enough, however, is that at The Montana Power Company, we greatly value our investors--and all of your Board of Directors and management, without exception, feel that this transition is in the best long-term interests of our shareholders. To be sure, there will be challenges to overcome, but, over the long haul, we remain convinced that this transition is the best way to maximize future shareholder value.

    So, if you have not as yet voted, please VOTE TODAY! You can vote your shares by phone, over the Internet or via the mail, but since the Special Meeting of Shareholders will soon be taking place, WE RECOMMEND THAT YOU VOTE OVER THE PHONE BY SIMPLY CALLING THE TOLL FREE NUMBER SHOWN ON YOUR ENCLOSED PROXY CARD OR BY CALLING OUR TOLL FREE NUMBER AT (800) 793-1283. Remember--WE NEED YOUR SUPPORT!

Sincerely,

[LOGO]

ROBERT P. GANNON
Chairman and Chief Executive Officer
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                          IF YOU HAVE RECENTLY VOTED,
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.
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